(BACKGROUND PHOTO)


Prospectus


MetLife
Personal IncomePlus (SM)
      A Variable Income Annuity

Your privacy notice is on the last page of this book.

                                                           OCTOBER 27, 2003

METLIFE PERSONAL INCOMEPLUS(SM) ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group non-qualified and qualified contracts for MetLife Personal IncomePlus variable income annuities ("Income Annuities").
--------------------------------------------------------------------------------
The investment choices available to allocate your purchase payment for the Income Annuity are listed in this Prospectus. Your choices may include the Fixed
 Income Option (not described in this Prospectus) and investment divisions available through Metropolitan
 Life Separate Account E which, in turn, invest in the following corresponding portfolios of the
 Metropolitan Series Fund, Inc. ("Metropolitan Fund"), portfolios of the Met Investors Series Trust ("Met
 Investors Fund") and funds of the American Funds
 Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    METLIFE MID CAP STOCK INDEX
  PIMCO TOTAL RETURN                         HARRIS OAKMARK FOCUSED VALUE
  SALOMON BROTHERS U.S. GOVERNMENT           NEUBERGER BERMAN PARTNERS MID CAP VALUE
  STATE STREET RESEARCH BOND INCOME          JANUS MID CAP
  SALOMON BROTHERS STRATEGIC BOND            STATE STREET RESEARCH AGGRESSIVE GROWTH
  OPPORTUNITIES                              T. ROWE PRICE MID-CAP GROWTH (FORMERLY
  STATE STREET RESEARCH DIVERSIFIED          MFS MID CAP GROWTH)
  LORD ABBETT BOND DEBENTURE                 LOOMIS SAYLES SMALL CAP
  AMERICAN FUNDS GROWTH-INCOME               RUSSELL 2000(R) INDEX
  METLIFE STOCK INDEX                        STATE STREET RESEARCH AURORA
  MFS INVESTORS TRUST                        FRANKLIN TEMPLETON SMALL CAP GROWTH
  MFS RESEARCH MANAGERS                      T. ROWE PRICE SMALL CAP GROWTH
  STATE STREET RESEARCH INVESTMENT TRUST     PIMCO INNOVATION
  DAVIS VENTURE VALUE                        SCUDDER GLOBAL EQUITY
  HARRIS OAKMARK LARGE CAP VALUE             MFS RESEARCH INTERNATIONAL
  AMERICAN FUNDS GROWTH                      MORGAN STANLEY EAFE(R) INDEX
  JANUS AGGRESSIVE GROWTH                    PUTNAM INTERNATIONAL STOCK
  MET/PUTNAM VOYAGER (FORMERLY PUTNAM LARGE  AMERICAN FUNDS GLOBAL SMALL
  CAP GROWTH)                                CAPITALIZATION
  T. ROWE PRICE LARGE CAP GROWTH


HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May
1, 2003, as supplemented on October 27, 2003. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page C-PPA-49 of this Prospectus.


To request a free copy of the SAI or to ask questions about the Income Annuity, write or call:


Metropolitan Life Insurance Company
P.O. Box 406904
Atlanta, GA 30384-6904
Toll Free Phone: (866) 438-6477    [SNOOPY WITH BRIEFCASE GRAPHIC]


The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and
American Funds prospectuses which are attached to the back of this Prospectus. You should also read these Prospectuses carefully before purchasing an Income
Annuity.

INCOME ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Qualified

A WORD ABOUT
INVESTMENT RISK:


An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW........... ...........   C-PPA-4
TABLE OF EXPENSES.................. ..................   C-PPA-6
ANNUITY UNIT VALUES TABLE.............. ..............  C-PPA-10
METLIFE....................... .......................  C-PPA-19
METROPOLITAN LIFE SEPARATE ACCOUNT E......... ........  C-PPA-19
VARIABLE ANNUITIES.................. .................  C-PPA-19
YOUR INVESTMENT CHOICES............... ...............  C-PPA-20
THE INCOME ANNUITIES................. ................  C-PPA-22
   Income Payment Types...............................  C-PPA-23
   Withdrawal Option..................................  C-PPA-24
      Requesting a Withdrawal.........................  C-PPA-26
   Death Benefit......................................  C-PPA-27
   Minimum Purchase Payment...........................  C-PPA-27
   Minimum Size of Your Income Payment................  C-PPA-27
   The Value of Your Income Payments..................  C-PPA-27
   Reallocation Privilege.............................  C-PPA-30
   Contract Fee.......................................  C-PPA-32
   Charges............................................  C-PPA-33
      Insurance-Related Charge........................  C-PPA-33
      Investment-Related Charge.......................  C-PPA-33
      Withdrawal Processing Fee.......................  C-PPA-33
   Premium and Other Taxes............................  C-PPA-34
   Free Look..........................................  C-PPA-34
GENERAL INFORMATION................. .................  C-PPA-35
   Administration.....................................  C-PPA-35
      Purchase Payments...............................  C-PPA-35
      Confirming Transactions.........................  C-PPA-35
      Processing Transactions.........................  C-PPA-36
        By Telephone..................................  C-PPA-36
        After Your Death..............................  C-PPA-37
        Third Party Requests..........................  C-PPA-37
        Valuation -- Suspension of Payments...........  C-PPA-37
   Advertising Performance............................  C-PPA-38
   Changes to Your Income Annuity.....................  C-PPA-40
   Voting Rights......................................  C-PPA-40
   Who Sells the Income Annuities.....................  C-PPA-41

C-PPA- 2

   Financial Statements...............................  C-PPA-41
   Your Spouse's Rights...............................  C-PPA-42
   When We Can Cancel Your Income Annuity.............  C-PPA-42
INCOME TAXES..................... ....................  C-PPA-42
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION.................... ....................  C-PPA-49
APPENDIX FOR PREMIUM TAX TABLE............ ...........  C-PPA-50

MetLife does not intend to offer the Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN GRAPHIC]

                                                                        C-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW
ANNUITY PURCHASE RATE

The annuity purchase rate is based on the annuity income type you purchase (which may include a withdrawal option), assumed investment return or interest rate and your age, sex and number of payments remaining. Each time you request a reallocation between the Fixed Income Option and the investment divisions of the Separate Account or request a withdrawal (if your Income Annuity has this feature), the annuity purchase rate is reset to reflect any changes in these components. The reset annuity purchase rate represents the assumed investment return or interest rate and your age, sex and number of payments remaining if you were purchasing the same annuity contract on the date of the reallocation or withdrawal.

ANNUITY UNIT VALUE

With an Income Annuity, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the New York Stock Exchange is open for regular trading. The Exchange usually closes at 4 p.m. but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. You as the annuitant receive a certificate under the Contract. This document contains relevant provisions of your Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".

[SNOOPY WITH POINTER GRAPHIC]

C-PPA- 4

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment or make reallocations to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of your Income Annuity. Your payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-866-438-6477.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuities.

VARIABLE ANNUITY

An annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Income Annuity or the annuitant for whom money is invested under group arrangements.

                                                                        C-PPA- 5

TABLE OF EXPENSES -- METLIFE PERSONAL INCOMEPLUS INCOME ANNUITIES



The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Income Annuity. The first table describes charges you will pay at the time you purchase the Income Annuity, make withdrawals from your Income Annuity or make reallocations between the investment divisions of your Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................            None
  Withdrawal Processing Fee (1).............................    $95 for each
                                                                  withdrawal
  Reallocation Fee (2)...................... Current Charge:            None
                                  Maximum Guaranteed Charge:             $30

(1) SUBJECT TO METLIFE'S UNDERWRITING REQUIREMENTS, WE MAY MAKE AVAILABLE A WITHDRAWAL OPTION UNDER YOUR INCOME ANNUITY. IF THE WITHDRAWAL OPTION IS AVAILABLE UNDER YOUR INCOME ANNUITY, YOU CAN CHOOSE TO ADD A WITHDRAWAL OPTION THAT PERMITS YOU TO WITHDRAW AMOUNTS FROM YOUR ANNUITY. THIS OPTION IS DESCRIBED IN MORE DETAIL LATER IN THIS PROSPECTUS. CHOOSING THIS OPTION WILL TYPICALLY RESULT IN LOWER INCOME PAYMENTS THAN IF THIS FEATURE HAD NOT BEEN CHOSEN.

(2) WE RESERVE THE RIGHT TO LIMIT REALLOCATIONS AS DESCRIBED LATER IN THIS PROSPECTUS. WE RESERVE THE RIGHT TO IMPOSE A REALLOCATION FEE. THE AMOUNT OF THIS FEE WILL BE NO GREATER THAN $30 PER REALLOCATION.
--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Income Annuity, but does not include fees and expenses for the Portfolios.

Separate Account Charge (as a percentage of your average
  account value) (3)
  General Administrative Expenses Charge....................    .20%
  Mortality and Expense Risk Charge.........................    .75%
  Total Separate Account Annual Charge... Maximum Guaranteed
     Charge:                                                    .95%

(3) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR THE INCOME ANNUITIES. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE. THE RATE THAT APPLIES MAY BE LESS THAN THE MAXIMUM RATE, AS DESCRIBED IN MORE DETAIL LATER IN THIS PROSPECTUS. IF THE INCOME ANNUITY IS PURCHASED DIRECTLY FROM METLIFE, THE RATE THAT APPLIES ALSO MAY BE LESS THAN THE MAXIMUM RATE DEPENDING ON THE LEVEL OF DISTRIBUTION ASSISTANCE PROVIDED TO US BY YOUR EMPLOYER, ASSOCIATION OR GROUP. THE LEVELS DEPEND ON VARIOUS FACTORS PERTAINING TO THE AMOUNT OF ACCESS WE ARE GIVEN TO POTENTIAL PURCHASERS. THE RATE THAT APPLIES IS STATED IN YOUR INCOME ANNUITY.
--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Income Annuity. All of the Portfolios listed below are Class A except for the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.

Total Annual Metropolitan Fund, Met Investors Fund and American Funds  Minimum   Maximum
  Operating Expenses for the fiscal year ending December 31, 2002
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)..................................................         .31%     1.86%
  After Waiver and/or Reimbursement of Expenses (4)(5)..........         .31%     1.15%

(4) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT WHEREBY, UNTIL AT LEAST APRIL 30, 2004, METLIFE INVESTORS HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF INTEREST, TAXES, BROKERAGE COMMISSIONS, OR EXTRAORDINARY EXPENSES AND 12B-1 PLAN FEES) AS NECESSARY TO LIMIT TOTAL EXPENSES TO THE PERCENTAGE OF DAILY NET ASSETS TO THE FOLLOWING
    PERCENTAGES: 1.10% FOR THE PIMCO INNOVATION PORTFOLIO, 0.95% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO (FORMERLY MFS MID CAP GROWTH PORTFOLIO), 1.10% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 0.75% FOR THE LORD ABBETT BOND DEBENTURE PORTFOLIO AND 0.90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER MAY, WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES, BE REPAID TO THE INVESTMENT MANAGER. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

                                      C-PPA- 6

(5) PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES OR EXTRAORDINARY EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                           0.75
MET/PUTNAM VOYAGER PORTFOLIO                                     1.00
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO                    1.15
MFS INVESTORS TRUST PORTFOLIO                                    1.00
MFS RESEARCH MANAGERS PORTFOLIO                                  1.00

     THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO (EXCEPT FOR THE MORGAN STANLEY EAFE(R) INDEX AND THE MET/PUTNAM VOYAGER PORTFOLIOS) SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2004. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

                                                                                                         B              A+B=C
                                                                                        A          OTHER EXPENSES   TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                   MANAGEMENT         BEFORE       BEFORE WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)       FEES        REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Portfolio...                                0.25             0.09             0.34
Salomon Brothers U.S. Government Portfolio...                                       0.55             0.15             0.70
State Street Research Bond Income Portfolio (6)(9)...                               0.40             0.11             0.51
Salomon Brothers Strategic Bond Opportunities Portfolio...                          0.65             0.20             0.85
State Street Research Diversified Portfolio (6)(7)...                               0.44             0.05             0.49
MetLife Stock Index Portfolio...                                                    0.25             0.06             0.31
MFS Investors Trust Portfolio (5)(7)...                                             0.75             0.59             1.34
MFS Research Managers Portfolio (5)(7)...                                           0.75             0.39             1.14
State Street Research Investment Trust Portfolio (6)(7)...                          0.49             0.05             0.54
Davis Venture Value Portfolio (6)(7)...                                             0.75             0.05             0.80
Harris Oakmark Large Cap Value Portfolio (6)(7)...                                  0.75             0.08             0.83
Met/Putnam Voyager Portfolio (5)(6)...                                              0.80             0.27             1.07
T. Rowe Price Large Cap Growth Portfolio (6)(7)...                                  0.63             0.14             0.77
MetLife Mid Cap Stock Index Portfolio...                                            0.25             0.18             0.43
Harris Oakmark Focused Value Portfolio...                                           0.75             0.07             0.82
Neuberger Berman Partners Mid Cap Value Portfolio (6)(7)...                         0.69             0.11             0.80
Janus Mid Cap Portfolio (6)...                                                      0.69             0.06             0.75
State Street Research Aggressive Growth Portfolio (6)(7)...                         0.73             0.06             0.79
Loomis Sayles Small Cap Portfolio (6)...                                            0.90             0.07             0.97
Russell 2000(R) Index Portfolio...                                                  0.25             0.24             0.49
State Street Research Aurora Portfolio (6)...                                       0.85             0.10             0.95
Franklin Templeton Small Cap Growth Portfolio (5)(6)...                             0.90             0.61             1.51
T. Rowe Price Small Cap Growth Portfolio (6)...                                     0.52             0.09             0.61
Scudder Global Equity Portfolio (6)...                                              0.64             0.17             0.81

                                                                                                     C-D=E
                                                                                        D        TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                    WAIVER/     AFTER WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)  REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------------------------------------  -----------------------------
Lehman Brothers(R) Aggregate Bond Index Portfolio...                                0.00           0.34
Salomon Brothers U.S. Government Portfolio...                                       0.00           0.70
State Street Research Bond Income Portfolio (6)(9)...                               0.00           0.51
Salomon Brothers Strategic Bond Opportunities Portfolio...                          0.00           0.85
State Street Research Diversified Portfolio (6)(7)...                               0.00           0.49
MetLife Stock Index Portfolio...                                                    0.00           0.31
MFS Investors Trust Portfolio (5)(7)...                                             0.34           1.00
MFS Research Managers Portfolio (5)(7)...                                           0.14           1.00
State Street Research Investment Trust Portfolio (6)(7)...                          0.00           0.54
Davis Venture Value Portfolio (6)(7)...                                             0.00           0.80
Harris Oakmark Large Cap Value Portfolio (6)(7)...                                  0.00           0.83
Met/Putnam Voyager Portfolio (5)(6)...                                              0.07           1.00
T. Rowe Price Large Cap Growth Portfolio (6)(7)...                                  0.00           0.77
MetLife Mid Cap Stock Index Portfolio...                                            0.00           0.43
Harris Oakmark Focused Value Portfolio...                                           0.00           0.82
Neuberger Berman Partners Mid Cap Value Portfolio (6)(7)...                         0.00           0.80
Janus Mid Cap Portfolio (6)...                                                      0.00           0.75
State Street Research Aggressive Growth Portfolio (6)(7)...                         0.00           0.79
Loomis Sayles Small Cap Portfolio (6)...                                            0.00           0.97
Russell 2000(R) Index Portfolio...                                                  0.00           0.49
State Street Research Aurora Portfolio (6)...                                       0.00           0.95
Franklin Templeton Small Cap Growth Portfolio (5)(6)...                             0.36           1.15
T. Rowe Price Small Cap Growth Portfolio (6)...                                     0.00           0.61
Scudder Global Equity Portfolio (6)...                                              0.00           0.81

                                  C-PPA- 7

                                                                                                         B              A+B=C
                                                                                        A          OTHER EXPENSES   TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                   MANAGEMENT         BEFORE       BEFORE WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)       FEES        REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE(R) Index Portfolio (5)...                                       0.30             0.49             0.79
Putnam International Stock Portfolio (6)...                                         0.90             0.22             1.12

                                                                                                     C-D=E
                                                                                        D        TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                    WAIVER/     AFTER WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)  REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------------------------------------  -----------------------------
Morgan Stanley EAFE(R) Index Portfolio (5)...                                       0.04           0.75
Putnam International Stock Portfolio (6)...                                         0.00           1.12

                                                                                                         B              A+B=C
                                                                                        A          OTHER EXPENSES   TOTAL EXPENSES
MET INVESTORS FUND ANNUAL EXPENSES                                                  MANAGEMENT         BEFORE       BEFORE WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)       FEES        REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio...                                                     0.50             0.15             0.65
Lord Abbett Bond Debenture Portfolio (4)(9)...                                      0.60             0.17             0.77
Janus Aggressive Growth Portfolio (4)(6)(7)(11)...                                  0.80             0.62             1.42
T. Rowe Price Mid-Cap Growth Portfolio (4)(6)(7)(11)...                             0.75             0.45             1.20
PIMCO Innovation Portfolio (4)(7)...                                                0.95             0.78             1.73
MFS Research International Portfolio (4)(6)...                                      0.80             1.06             1.86

                                                                                                     C-D=E
                                                                                        D        TOTAL EXPENSES
MET INVESTORS FUND ANNUAL EXPENSES                                                   WAIVER/     AFTER WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)  REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------------------------------------  -----------------------------
PIMCO Total Return Portfolio...                                                     0.00           0.65
Lord Abbett Bond Debenture Portfolio (4)(9)...                                      0.02           0.75
Janus Aggressive Growth Portfolio (4)(6)(7)(11)...                                  0.52           0.90
T. Rowe Price Mid-Cap Growth Portfolio (4)(6)(7)(11)...                             0.25           0.95
PIMCO Innovation Portfolio (4)(7)...                                                0.63           1.10
MFS Research International Portfolio (4)(6)...                                      0.76           1.10

AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES        A          B
for fiscal year ending December 31, 2002  MANAGEMENT   12b-1
(as a percentage of average net assets)      FEES      FEES
------------------------------------------------------------
American Funds Growth-Income
  Portfolio (6)(8)..................       0.34        0.25
American Funds Growth
  Portfolio (6)(8)..................       0.38        0.25
American Funds Global Small
  Capitalization Portfolio (6)(8)...       0.80        0.25

                                                C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES    OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002      BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)   REIMBURSEMENT    REIMBURSEMENT
----------------------------------------  -------------------------------
American Funds Growth-Income
  Portfolio (6)(8)..................        0.01             0.60
American Funds Growth
  Portfolio (6)(8)..................        0.02             0.65
American Funds Global Small
  Capitalization Portfolio (6)(8)...        0.04             1.09

                                                             D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES          E        TOTAL EXPENSES
for fiscal year ending December 31, 2002     WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)   REIMBURSEMENT  REIMBURSEMENT
----------------------------------------  -----------------------------
American Funds Growth-Income
  Portfolio (6)(8)..................        0.00           0.60
American Funds Growth
  Portfolio (6)(8)..................        0.00           0.65
American Funds Global Small
  Capitalization Portfolio (6)(8)...        0.00           1.09

(6) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.

(7) CERTAIN METROPOLITAN FUND AND MET INVESTORS FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. IN ADDITION, MET INVESTORS FUND HAS ENTERED INTO ARRANGEMENTS WITH ITS CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF THIS PRACTICE WERE USED TO REDUCE A PORTION OF EACH PARTICIPATING PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND AND MET INVESTORS FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS.

(8) THE AMERICAN FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN THE FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS 2 SHARES OF THE
    AMERICAN FUNDS.

(9) ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

(10) ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

(11) ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

                                      C-PPA- 8

EXAMPLE



The example is intended to help you compare the cost of investing in the Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     --   there was no allocation to the Fixed Income Option;

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   no withdrawals have been taken;

     --   the underlying Portfolio earns a 5% annual return; and

     --   the AIR is 3%.

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $275         $786          $1,245         $2,153
Minimum....................................................      $124         $361          $  579         $1,036

                                  C-PPA- 9

 ANNUITY UNIT VALUES FOR EACH INVESTMENT DIVISION
(For an annuity unit outstanding throughout the period)

    The Income Annuity was first made available in October 2003 and, as a result, there is no Annuity Unit Values information available.

     These tables and bar charts show fluctuations in the Annuity Unit Values for each investment division from year end to year end for an income annuity we issue with the same expense and AIR structure (0.95% annual Separate Account charge; 4% AIR) as one variation of the Income Annuity. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


Lehman Brothers(R) Aggregate Bond Division (d)............. 2002      $ 10.27          $ 10.78
                                                            2001        10.11            10.27
                                                            2000         9.46            10.11
                                                            1999         9.63             9.46

[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value


PIMCO Total Return Division (e)............................ 2002        10.30            10.74
                                                            2001        10.07            10.30


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value


Salomon Brothers U.S. Government Division (e).............. 2002        10.11            10.40
                                                            2001        10.04            10.11


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value

                                      C-PPA- 10

(For an annuity unit outstanding throughout the period)

------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


State Street Research Bond Income Division (c)............. 2002      $ 12.06          $ 12.44
                                                            2001        11.79            12.06
                                                            2000        11.03            11.79
                                                            1999        11.85            11.03
                                                            1998        11.37            11.85
                                                            1997        10.87            11.37
                                                            1996        11.02            10.87
                                                            1995         9.66            11.02
                                                            1994        10.00             9.66


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Salomon Brothers Strategic Bond Opportunities Division
  (e)...................................................... 2002        10.05            10.49
                                                            2001        10.06            10.05


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


State Street Research Diversified Division (g)............. 2002        14.95            12.27
                                                            2001        16.52            14.95
                                                            2000        17.41            16.52
                                                            1999        16.82            17.41
                                                            1998        14.76            16.82
                                                            1997        12.85            14.76
                                                            1996        11.82            12.85
                                                            1995         9.70            11.82
                                                            1994        10.00             9.70


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value

                                 C-PPA- 11

(For an annuity unit outstanding throughout the period)

------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


Lord Abbett Bond Debenture Division (b)(f)................. 2002      $  8.94          $  8.62
                                                            2001         9.51             8.94
                                                            2000        10.08             9.51
                                                            1999         8.98            10.08
                                                            1998        10.20             8.98
                                                            1997        10.00            10.20


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


American Funds Growth-Income Division (e).................. 2002         9.44             7.34
                                                            2001         9.98             9.44


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value

MetLife Stock Index Division (g)........................... 2002        20.00            14.79
                                                            2001        23.22            20.00
                                                            2000        27.68            23.22
                                                            1999        24.60            27.68
                                                            1998        19.70            24.60
                                                            1997        15.65            19.70
                                                            1996        13.49            15.65
                                                            1995        10.27            13.49
                                                            1994        10.00            10.27

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


MFS Investors Trust Division (e)........................... 2002         8.68             6.59
                                                            2001         9.90             8.68


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value

                                      C-PPA- 12

(For an annuity unit outstanding throughout the period)

------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


MFS Research Managers Division (e)......................... 2002      $  8.29          $  5.99
                                                            2001         9.91             8.29


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value

State Street Research Investment Trust Division (g)........ 2002        17.15            12.07
                                                            2001        20.98            17.15
                                                            2000        24.28            20.98
                                                            1999        21.52            24.28
                                                            1998        17.63            21.52
                                                            1997        14.42            17.63
                                                            1996        12.45            14.42
                                                            1995         9.72            12.45
                                                            1994        10.00             9.72


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Davis Venture Value Division (a)........................... 2002         8.48             6.75
                                                            2001         9.79             8.48
                                                            2000        10.34             9.79

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Harris Oakmark Large Cap Value Division (d)................ 2002        10.35             8.46
                                                            2001         9.02            10.35
                                                            2000         8.57             9.02
                                                            1999        10.74             8.57

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value

                                 C-PPA- 13

(For an annuity unit outstanding throughout the period)

------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


American Funds Growth Division (e)......................... 2002      $  8.31          $  5.98
                                                            2001         9.95             8.31


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Janus Growth Division (e)(h)............................... 2002         7.57             5.01
                                                            2001        10.02             7.57


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Met/Putnam Voyager Division (a)............................ 2002         4.77             3.23
                                                            2001         6.66             4.77
                                                            2000        10.04             6.66

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


T. Rowe Price Large Cap Growth Division (d)................ 2002        10.37             7.58
                                                            2001        11.61            10.37
                                                            2000        12.75            11.61
                                                            1999        11.70            12.75

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


MetLife Mid Cap Stock Index Division (a)................... 2002         9.82             7.96
                                                            2001         9.98             9.82
                                                            2000        10.53             9.98

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Harris Oakmark Focused Value Division (e).................. 2002        10.92             9.48
                                                            2001        10.04            10.92


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value

                                      C-PPA- 14

(For an annuity unit outstanding throughout the period)

------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


Neuberger Berman Partners Mid Cap Value Division (d)....... 2002      $ 13.56          $ 11.67
                                                            2001        14.20            13.56
                                                            2000        11.96            14.20
                                                            1999        12.43            11.96

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value

Janus Mid Cap Division (b)................................. 2002        13.36             9.03
                                                            2001        20.72            13.36
                                                            2000        34.17            20.72
                                                            1999        16.09            34.17
                                                            1998        12.31            16.09
                                                            1997        10.00            12.31

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


State Street Research Aggressive Growth Division (g)....... 2002        11.25             7.64
                                                            2001        14.51            11.25
                                                            2000        17.61            14.51
                                                            1999        13.88            17.61
                                                            1998        12.82            13.88
                                                            1997        12.62            12.82
                                                            1996        12.23            12.62
                                                            1995         9.80            12.23
                                                            1994        10.00             9.80


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


T. Rowe Price Mid-Cap Growth Division (e).................. 2002         8.23             4.39
                                                            2001        10.02             8.23


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value

                                 C-PPA- 15

(For an annuity unit outstanding throughout the period)

------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


Loomis Sayles Small Cap Division (a)....................... 2002      $  8.45          $  6.31
                                                            2001         9.11             8.45
                                                            2000        10.00             9.11

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Russell 2000(R) Index Division (d)......................... 2002        10.78             8.17
                                                            2001        10.71            10.78
                                                            2000        12.25            10.71
                                                            1999        11.22            12.25

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


State Street Research Aurora Division (a).................. 2002        13.29             9.96
                                                            2001        11.73            13.29
                                                            2000        10.53            11.73

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Franklin Templeton Small Cap Growth Division (e)........... 2002         8.60             5.91
                                                            2001         9.90             8.60


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


T. Rowe Price Small Cap Growth Division (b)................ 2002        10.28             7.18
                                                            2001        11.00            10.28
                                                            2000        13.71            11.00
                                                            1999        11.24            13.71
                                                            1998        11.41            11.24
                                                            1997        10.00            11.41


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value

                                      C-PPA- 16

(For an annuity unit outstanding throughout the period)

------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


PIMCO Innovation Division (e).............................. 2002      $  7.26          $  3.42
                                                            2001         9.97             7.26


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Scudder Global Equity Division (b)......................... 2002        10.38             8.31
                                                            2001        12.84            10.38
                                                            2000        13.86            12.84
                                                            1999        11.63            13.86
                                                            1998        10.53            11.63
                                                            1997        10.00            10.53


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


MFS Research International Division (e).................... 2002         8.52             7.18
                                                            2001         9.91             8.52


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Morgan Stanley EAFE(R) Index Division (d).................. 2002         7.76             6.16
                                                            2001        10.36             7.76
                                                            2000        12.77            10.36
                                                            1999        11.01            12.77

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value

                                 C-PPA- 17

(For an annuity unit outstanding throughout the period)

------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


Putnam International Stock Division (g).................... 2002      $  6.75          $  5.30
                                                            2001         8.86             6.75
                                                            2000        10.42             8.86
                                                            1999         9.40            10.42
                                                            1998         8.05             9.40
                                                            1997         8.65             8.05
                                                            1996         9.29             8.65
                                                            1995         9.57             9.29
                                                            1994        10.00             9.57


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


American Funds Global Small Capitalization Division (e).... 2002         8.90             6.86
                                                            2001        10.05             8.90


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value

----------------------------------------
(a)  Inception Date: August 11, 2000.

(b)  Inception Date: March 3, 1997.

(c) The assets of State Street Research Income Division were merged into this investment division on April 29, 2002. Annuity unit values prior to April 29, 2002 are those of State Street Research Income Division.

(d)  Inception Date: July 1, 1999.

(e)  Inception Date: May 4, 2001.

(f) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Annuity unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.

(g)  Inception date: April 1, 1994.

(h) The assets in this investment division merged into the Janus Aggressive Growth Division on April 28, 2003. This investment division is no longer available under the Deferred Annuity.

                                      C-PPA- 18

METLIFE
Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 12 million individuals in the U.S. and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies have insurance operations in 12 countries serving approximately 8 million customers.

METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Income Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES
The Income Annuities are "variable" because the value of your income payment varies based on the investment performance of the investment divisions you choose. The amount of each income payment under your Income Annuity may go up or down. Since the investment performance is not guaranteed, payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

[SNOOPY AND WOODSTOCK GRAPHIC]
                                                                       C-PPA- 19

Income Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. The fixed option is not described in this Prospectus although we occasionally refer to it.

You make a single purchase payment and select the type of income payment option suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

YOUR INVESTMENT CHOICES
The Metropolitan Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds Portfolios, which are Class 2.

Starting with the most conservative Portfolio, the investment choices are listed in the approximate risk relationship among the available Portfolios with all those within the same investment style listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your income payments are subject to the risks associated with investing in stocks and bonds, your variable income payments based on amounts allocated to the investment divisions may go down as well as up.

                                   [SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]
       The group Income Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order.
C-PPA- 20

                                        [SNOOPY READING MENU GRAPHIC]

  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  PORTFOLIO
  PIMCO TOTAL RETURN PORTFOLIO
  SALOMON BROTHERS U.S. GOVERNMENT
  PORTFOLIO
  STATE STREET RESEARCH BOND INCOME
  PORTFOLIO
  SALOMON BROTHERS STRATEGIC BOND
  OPPORTUNITIES PORTFOLIO
  STATE STREET RESEARCH DIVERSIFIED
  PORTFOLIO
  LORD ABBETT BOND DEBENTURE PORTFOLIO
  AMERICAN FUNDS GROWTH-INCOME PORTFOLIO
  METLIFE STOCK INDEX PORTFOLIO
  MFS INVESTORS TRUST PORTFOLIO
  MFS RESEARCH MANAGERS PORTFOLIO
  STATE STREET RESEARCH INVESTMENT TRUST
  PORTFOLIO
  DAVIS VENTURE VALUE PORTFOLIO
  HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
  AMERICAN FUNDS GROWTH PORTFOLIO
  JANUS AGGRESSIVE GROWTH PORTFOLIO
  MET/PUTNAM VOYAGER PORTFOLIO
  T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
  METLIFE MID CAP STOCK INDEX PORTFOLIO
  HARRIS OAKMARK FOCUSED VALUE PORTFOLIO       FRANKLIN TEMPLETON SMALL CAP GROWTH
  NEUBERGER BERMAN PARTNERS MID CAP VALUE      PORTFOLIO
  PORTFOLIO                                    T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
  JANUS MID CAP PORTFOLIO                      PIMCO INNOVATION PORTFOLIO
  STATE STREET RESEARCH AGGRESSIVE GROWTH      SCUDDER GLOBAL EQUITY PORTFOLIO
  PORTFOLIO                                    MFS RESEARCH INTERNATIONAL PORTFOLIO
  T. ROWE PRICE MID-CAP GROWTH PORTFOLIO       MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
  LOOMIS SAYLES SMALL CAP PORTFOLIO            PUTNAM INTERNATIONAL STOCK PORTFOLIO
  RUSSELL 2000(R) INDEX PORTFOLIO              AMERICAN FUNDS GLOBAL SMALL
  STATE STREET RESEARCH AURORA PORTFOLIO       CAPITALIZATION PORTFOLIO

Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*   We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.
The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital


The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed income option.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
                                                                       C-PPA- 21

Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, Met Investors Fund or American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.


THE INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately. You may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Under the Fixed Income Option, we guarantee the amount of the income payment to you which is attributable to the current percentage you allocated to the Fixed Income Option until you make a reallocation from the Fixed Income Option.


Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:


*   Non-Qualified

*   Qualified

If you have accumulated amounts in any of your employer's, association's or group's qualified investment vehicles (for example, Traditional IRAs, Keoghs, 401(k)s), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.

Your qualified retirement plan may also purchase the Income Annuity to facilitate distributions from the plan in the form of annuity pay-outs.

If your retirement plan has purchased an Income Annuity, your choice of income payment type may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We


                                            [SNOOPY SUNBATHING GRAPHIC]
C-PPA- 22
will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum if the annuitant dies.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." Whether you choose a withdrawal option, if permitted under your Income Annuity, will affect the amount of your income payments. Typically, income payment types which have a withdrawal option will result in lower income payments than income payment types without this feature. The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed payments and variable income payments. We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations. The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.


LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the beneficiary until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected


You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.

When deciding how to receive income, consider:

- The amount of income you need;

- The amount you expect to receive from other sources;


- The growth potential of other investments; and


- How long you would like your income to last.
                                                                       C-PPA- 23
when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the beneficiary until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the annuitant dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION

You decide what portion of your income payment is allocated to each of the variable investment divisions.

WITHDRAWAL OPTION

Subject to MetLife's underwriting requirements, we may make available a withdrawal option under your Income Annuity. If the withdrawal option is available under your Income Annuity, you can choose to add this optional withdrawal feature. The decision to add this feature is made at application and is irrevocable. This feature varies by your income payment type (described above) and whether you purchase your Income Annuity with pre-tax or post-tax dollars. The withdrawal option may not be available in all states. Your employer, association or other group contract holder may limit the availability of the withdrawal option.

Please refer to the discussion in the Tax Section of this Prospectus concerning the possibility that the purchase of an annuity with this option or the exercise of this option may result in the annuity not satisfying minimum distribution requirements or becoming an increasing annuity.

Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the withdrawal option, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

                                                       [SNOOPY ON BEACH GRAPHIC]
  Post-tax or after-tax means that your purchase payment for your Income Annuity does not reduce your taxable income or give you a tax reduction.

C-PPA- 24

Please note that the purchase of the withdrawal option may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the withdrawal feature may not be appropriate under defined benefit plans.

DURING THE FIRST TWO YEARS FOLLOWING PURCHASE

You may withdraw up to an amount equal to the "fair market value" of the Income Annuity during the first two years after we issue the Income Annuity. We calculate the "fair market value" as follows:

     -- First, we determine what your revised income payment would be based on the applicable Annuity Unit Value as of the date of the withdrawal;

     -- Then we calculate the maximum permissible withdrawal amount by multiplying the revised income payment by an updated annuity purchase rate.

If you withdraw this maximum amount from the Income Annuity during the first two years, there will be no value left in the Income Annuity. Consequently, we will then have no further obligations to you; you will receive no further income payments.

If you withdraw less than the maximum amount permitted, each future income payment will be reduced proportionately by the percentage equal to the ratio of your withdrawal amount to the maximum permitted withdrawal amount.

AFTER THE FIRST TWO YEARS FOLLOWING PURCHASE

You may make withdrawals after the first two years following issue of the Income Annuity only if you purchased a Non-Qualified Income Annuity with after-tax dollars with one of the following income types:

     --   Lifetime Income Annuity with a Guarantee Period;

     --   Lifetime Income Annuity for Two with a Guarantee Period; or

     --   Income Annuity for a Guaranteed Period.

You may withdraw on a cumulative basis up to an amount equal to 75% of the "withdrawal value" of payments in the guarantee period under the Income Annuity. When we calculate the "withdrawal value" of these payments, we use the "fair market value" calculation previously described except that in the last step the maximum permissible withdrawal calculation uses an updated annuity purchase rate that reflects only the payments in the remaining guarantee period of the Income Annuity.

Each future income payment after a withdrawal during the guarantee period will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the full "withdrawal value" of the

                                                                       C-PPA- 25
payments in the guarantee period under the Income Annuity at the time of the withdrawal. You may make an unlimited number of withdrawals during the guarantee period as long as no withdrawal reduces your remaining income payments during the guarantee period to less than 25% of what those payments would have been had no withdrawals been made during this period. Any Income Annuity payments payable after the guarantee period will not be reduced by the withdrawals you made.

REQUESTING A WITHDRAWAL

At your request, we will provide an estimate for you of the maximum amount available for withdrawal and the amount by which your income payments would be reduced if a particular withdrawal were taken under the Income Annuity.

You generally may make a withdrawal on any business day that the Exchange is open during the permitted withdrawal period.

Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. We will take the withdrawal proportionately from each investment division and the Fixed Income Option in which you then had an allocation.

A withdrawal processing fee of $95 will be deducted from each withdrawal. Withdrawals must be at least $1,000. If any withdrawal during the first two years after purchase would decrease total expected annual payments below $1,200, then we will consider this to be a request for a full withdrawal of the fair market value and we will make no further payments.

If you purchase an Income Annuity with this feature, the income payments you receive typically will be lower than income payments that you would have received had you purchased the Income Annuity without this feature. The amount by which your income payment will be reduced will depend upon your life expectancy during the permitted withdrawal period, the income type you choose and the amount of the purchase payment.

We reserve the right to require receipt of a properly executed spousal consent to the extent applicable and required under the Internal Revenue Code, the Employee Retirement Income Security Act of 1974 or the Retirement Equity Act of 1984 prior to the payment of any withdrawal.

We reserve the right to limit, reduce or eliminate this option in the future where required to comply with Federal tax law to protect you and other contract holders in the investment divisions from adverse tax consequences.

C-PPA- 26

DEATH BENEFIT

Your Income Annuity provides you with a death benefit in the event of your death before you start receiving income payments. If you die before income payments begin, any beneficiaries will receive your purchase payment less any prior withdrawals (if you have chosen the withdrawal option) in a lump sum once we receive satisfactory proof of your death.

MINIMUM PURCHASE PAYMENT

You must purchase the Income Annuity with one purchase payment of at least $25,000.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

INITIAL VARIABLE INCOME PAYMENT

The initial variable income payment is a hypothetical payment which is calculated based on the amount of your purchase payment and the age and sex of the measuring lives and income payment type selected (including the withdrawal option, if applicable) and the AIR ("Assumed Investment Return"). This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment is due within 10 days after we issue the Income Annuity.

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes, if applicable. We then compute an initial income payment amount using the AIR, your income payment type (including whether the withdrawal option was chosen) and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you reallocate money from an investment division, annuity units in that investment division are liquidated.

[WOODSTOCK WRITING CHECK GRAPHIC]
                                                                       C-PPA- 27

EXAMPLE: DETERMINING THE NUMBER OF ANNUITY UNITS

Assume the following:

     -- We calculate an initial variable income payment (e.g., $1,000) based on the AIR, income payment type (including whether the withdrawal option was chosen), the age and sex of the measuring lives, the amount of the purchase payment and the first income payment date;

     -- You have chosen to allocate this $1,000 in equal amounts to two investment divisions (i.e., $500 to each); and

     -- On the day we receive all documents in good order and issue the Contract, the annuity unit values for the investment divisions are $10.00 and $12.50.

We credit the Income Annuity with annuity units as follows:

    $500 / $10.00 = 50 ANNUITY UNITS
    $500 / $12.50 = 40 ANNUITY UNITS

Then, to calculate your variable income payment, we multiply the number of annuity units by the current Annuity Unit Value. See the example under "Calculating Annuity Unit Values."

AIR AS A BENCHMARK FOR INCOME PAYMENTS

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payments will increase in proportion to the amount by which the investment experience for the underlying portfolio minus the insurance-related charge (The resulting number is the net investment return.) exceeds the AIR. Likewise, your payments will decrease to the extent the investment experience for the underlying portfolio minus the insurance-related charge (the net investment return) is less than the AIR. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of your payment will be determined on your Contract's issue date.

                 The AIR is stated in your contract and may range from 3% to 6%. C-PPA- 28

THE EFFECT OF THE AIR ON VARIABLE INCOME PAYMENTS

If the net investment experience:  Your variable income payment will
                                   (relative to the previous income
                                   payment):
  Exceeds the AIR                    Increase
  Equals the AIR                     Stay the same
  Is less than the AIR               Decrease

EXAMPLE OF A 3% AIR

Assume that the initial variable income payment for an investment division is $1,000. Also assume that when we calculate your next income payment the investment experience for the underlying portfolio (minus the insurance-related charge) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division would be $1,067.96. The percentage change between the initial variable income payment and your next income payment is a 6.8% INCREASE.

However, assume instead that the investment experience for the underlying portfolio (minus the insurance-related charge) is down 10% (does not exceed the AIR). Your next variable income payment would be $873.79. Note that the percentage change between the initial variable income payment and your next income payment is a 12.6% DECREASE.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division each business day:

* First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and


*   Finally, we multiply the previous Annuity Unit Value by this result.

                                                                       C-PPA- 29

EXAMPLE: CALCULATING THE ANNUITY UNIT VALUE

Assume the following:

     --   Yesterday's Annuity Unit Value was $10.20;

     -- The number we calculate for today's change in investment experience (which reflects the deduction for the investment-related charge) is
          1.02 (up 2%);

     --   The daily equivalent of the Separate Account charge is 0.000025905;
          and

     --   The daily equivalent of the adjustment for a 3% AIR is 0.99991902.

The new Annuity Unit Value is:
  (1.02 - .000025905) X 0.99991902 X $10.20 = $10.40

However, now assume that today's change in investment experience (which reflects the deduction for the investment-related charge) is .98 (down 2%) instead of 1.02.

The new Annuity Unit Value is:
  (.98 - .000025905) X 0.99991902 X $10.20 = $9.99

REALLOCATION PRIVILEGE

You can reallocate among investment divisions and the Fixed Income Option.

There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying portfolio shares we have designated in the investment divisions or other funds to generate your income payments.

For us to process a reallocation, you must tell us:

     -- For each investment division (or Fixed Income Option), the percentage reduction (not dollar amount) in your current allocation necessary to achieve the new allocation you want for future income payments; and

     -- The investment divisions (or Fixed Income Option) to which you want to increase the allocation and the percentage of the total reallocation amount by which you want to increase them.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

     -- First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

[WOODSTOCK AND MONEY GRAPHIC]

C-PPA- 30

     -- Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     -- Third, we calculate another updated annuity purchase rate using our current single premium fixed income annuity purchase rates on the date of your reallocation (but not less favorable than the annuity purchase rate guaranteed for your group);

     -- Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from the Fixed Income Option to an investment division, a similar adjustment will be made to your payment at the time of the reallocation. However, in this case the payment adjustment will be determined by multiplying the income payment amount to be reallocated from the Fixed Income Option by the ratio of the annuity purchase rate determined in the third step above divided by the annuity purchase rate determined in the second step above.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any business day. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Each Fund may restrict or refuse purchases or redemption of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

The Income Annuity is not designed to permit market timing. Accordingly, we reserve the right to: (1) defer the reallocation privilege at any time that we are unable to purchase or redeem shares in the Portfolios, to the extent permitted by law; (2) limit the number of reallocations you may make each year;
(3) limit the dollar amount that may be reallocated at any one time; (4) charge a reallocation fee; and (5) impose limitations and modifications where exercise of the reallocation privilege creates or would create a disadvantage to other contract owners. Examples of these limitations or modifications include, but are not limited to: (1) imposing a minimum time period between each reallocation; and (2) requiring a signed, written request

                                                                       C-PPA- 31
to make the reallocation. In addition, in accordance with applicable law, we reserve the right to modify or terminate the reallocation privilege at any time.

Reallocations will be made as of the end of a business day at the close of the Exchange if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

Here are examples of the effect of a reallocation on the income payment:

     -- Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 X ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40.

     -- Suppose you choose to reallocate 40% of your $100 fixed payment supported by the Fixed Income Option to a variable income payment supported by investment division A. Assume again that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment supported by investment division A will be increased by $40 X ($100 / $125) or $32, and your fixed payment supported by the Fixed Income Option will be decreased by $40.

     -- Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40.

CONTRACT FEE

There is no contract fee.

C-PPA- 32

CHARGES

There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

*   Insurance-related charge; and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.


General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

This charge also pays us for distribution costs to both our licensed sales persons and other broker-dealers. The charge that applies may be less than the maximum charge depending on the service level or other category that applies to your employer, association or group. The categories depend on various factors pertaining to the level of administrative or service activity we provide. The charge that applies is stated in your Income Annuity.

The charge that applies also may be less than the maximum charge depending on the level of distribution assistance provided to us by your employer, association or group. The levels depend on various factors pertaining to the amount of access we are given to potential purchasers. The charge that applies is stated in your Income Annuity.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.


WITHDRAWAL PROCESSING FEE

A withdrawal processing fee of $95 will be deducted from each withdrawal.


The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.

                                                                       C-PPA- 33

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on whether you purchased your Income Annuity through the mail or your age. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.

                                                          [LUCY READING GRAPHIC]
C-PPA- 34

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payment, by check or money order made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive the purchase payment by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your initial purchase payment.

Purchase payments are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

*   On a day when the Annuity Unit Value is not calculated, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Annuity Unit Value is calculated.

We reserve the right to credit your purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. You may elect to have your payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

Generally, your requests are effective the day we receive them at your MetLife Designated Office in good order.

                                                                       C-PPA- 35

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We may suspend or eliminate telephone privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on, to limit or to reverse any transaction request where the request would tend to disrupt contract administration or is not in the best interest of the contract holders or the Separate Account including, but not limited to, any transaction request that we believe in good faith constitutes market timing. We reserve the right to impose administrative procedures to implement these rights. Such procedures include, but are not limited to, imposing a minimum time period between transfers or requiring a signed, written request to make a transfer. If we reverse a transaction we deem to be invalid, because it should have been rejected under our procedures, but was nevertheless implemented by mistake, we will treat the transaction as if it had not occurred.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE

You may obtain information and initiate transactions through our toll-free number, 866-438-6477. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day. In the future, you may be able to obtain information and initiate transactions through Internet access, unless prohibited by state law.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone. When someone contacts us by telephone and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

                                                [CHARLIE BROWN ON PHONE GRAPHIC]
C-PPA- 36

Response times for the telephone may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept requests that we believe in good faith constitute market timing transactions from you or any other third party. In addition, we reserve the right not to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners, including those who engage in market timing transactions.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Annuity Unit Value. Subject to our procedure, we will make withdrawals and reallocations at a later date, if you request.
We reserve the right to suspend or postpone payment for a withdrawal, income payment or reallocation when:

     -- rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     -- during any other period when the Securities and Exchange Commission by order so permits.

                                                  [SNOOPY AS TOWN CRIER GRAPHIC]
                                                                       C-PPA- 37

ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized. Change in Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges.

AVERAGE ANNUAL TOTAL RETURN (also known as annualized change in annuity value) calculations ("Standard Performance") reflect all Separate Account charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Income Annuity. These presentations reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation (of Non-Standard Performance), we may assume that the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuity had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges since the Portfolio inception date. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuities had been introduced as of the Portfolio inception date.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the insurance-related charge and

   All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
C-PPA- 38
investment-related charge, if accompanied by the annualized change in annuity unit value.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical annuity unit values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the annuity unit values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical annuity value values.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical annuity unit values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the annuity unit values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the Income Annuities as a result of different Separate Account charges.

                                                                       C-PPA- 39

CHANGES TO YOUR INCOME ANNUITY

We have the right to make certain changes to your Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws, including limiting the number, frequency or types of reallocations permitted).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Income Annuities.

* To make any necessary technical changes in the Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Income Annuities where required by law, we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Income Annuity concerning Metropolitan Fund, Met Investors Fund and American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to

C-PPA- 40
exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Income Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Met Investors Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITIES

All Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The commissions we pay range from 0% to 6% of purchase payments.

FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

[SNOOPY AND WOODSTOCK SHAKE GRAPHIC]
                                                                       C-PPA- 41

YOUR SPOUSE'S RIGHTS

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR INCOME ANNUITY

We may not cancel your Income Annuity, except as described in the Withdrawal Option section of this Prospectus.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information.

Where otherwise permitted under the Income Annuities, the transfer of ownership of an Income Annuity, the designation (or change in such a designation) of an annuitant, beneficiary or other payee who is not also an owner, the exchange of an Income Annuity, or the receipt of an Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

C-PPA- 42

GENERAL

WITHDRAWALS

If you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When money is withdrawn from your contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:

*   annuity you purchase (e.g., Non-Qualified or IRA), and

*   pay-out option you elect.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                  Type of Contract
                                       --------------------------------------
                                                                       401(a)
                                                                       401(k)
                                          Non            Trad.         Keogh
                                       Qualified          IRA          403(a)
                                       ---------         -----         ------
In a series of substantially equal payments
made annually (or more
frequently) for life or life
expectancy (SEPP)                           x               x             x(1)
After you die                               x               x             x
After you become totally disabled
(as defined in the Code)                    x               x             x
To pay deductible medical
expenses                                                    x             x
To pay medical insurance premiums
if you are unemployed                                       x
To pay for qualified higher education expenses,
or                                                          x
For qualified first time home purchases up to
$10,000                                                     x
After separation from service if
you are over age 55 at the time
of separation                                                             x
After December 31, 1999 for IRS levies                      x             x
Under certain income annuities providing
for substantially equal payments over the
"pay-out" period                            x
(1) You must also be separated from service

[SNOOPY WITH TAX BILL GRAPHIC]
                                                                       C-PPA- 43

INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether income payments will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty with interest.

If you have purchased an Income Annuity with a withdrawal option prior to attaining age 59 1/2 and you exercise the withdrawal option, the taxable portion of the additional payment will generally be subject to the 10% penalty tax in addition to ordinary income tax. Any future income payments you receive may also be subject to the 10% penalty tax. Consult your tax advisor.

If you have not attained age 59 1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of the withdrawal option prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received.

NON-QUALIFIED ANNUITIES

* Purchase payments to Non-Qualified Contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

* Your Non-Qualified Contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

* When a non-natural person owns a Non-Qualified Contract, the annuity will generally not be treated as an annuity for tax purposes and thus lose the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal Income tax purposes, the entity may have a limited ability to deduct interest payments.

 After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.
C-PPA- 44

DIVERSIFICATION

In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract holders of gains under their contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your annuity. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

     -- Possible taxation of reallocations between investment divisions and reallocations between an investment division and a fixed option.

     -- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

     -- Possible limits on the number of funding options available or the frequency of reallocations among them.

INCOME PAYMENTS

Income payments are subject to an "excludable amount" which determines how much of each payment is treated as:

*   A non-taxable return of your purchase payment; and

*   A taxable payment of earnings.

The Internal Revenue Service (the "IRS") has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where reallocations are permitted between investment divisions or between an investment division and the Fixed Income Option.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature as required under Federal tax law), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

[WOODSTOCK FLYING GRAPHIC]
                                                                       C-PPA- 45

If the amount of income payments received in any calendar year is less than the exclusion amount applicable to the year, you may generally elect the year in which to begin to apply this excess over the remaining income stream.

EXERCISE OF WITHDRAWAL OPTION

If your Income Annuity has been purchased with a withdrawal option and is terminated as a result of the exercise of the withdrawal option, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax contributions.

It is uncertain how amounts received under the exercise of a partial withdrawal option are taxed. The IRS may take the position that the entire amount of the withdrawal could be treated as taxable income. Exercise of the withdrawal option may adversely impact the amount of subsequent payments which can be treated as a non-taxable return of investment. We intend to recompute the unrecovered investment in the Income Annuity after the withdrawal and allocate this amount over the remaining income payments. However, it is conceivable that the IRS may impose a different methodology which would result in a different taxable amount of each income payment.

AFTER DEATH

If you die before the annuity starting date, as defined under the income tax regulations, payment of your entire interest in the contract must be made within five years of the date of your death.

If you die on or after the annuity starting date, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

QUALIFIED ANNUITIES

GENERAL

Income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total value of your plan benefit or account balance.

Your annuity is generally not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

C-PPA- 46

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, for Traditional IRAs, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

Generally, for plans or arrangements other than IRAs, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

*   The year you turn age 70 1/2 or

* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and contract, the year you retire.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

In general, new proposed regulations issued in 2002 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is the "difference between actuarial assumptions used in pricing and actual experience with respect to those assumptions; or differences between actuarial assumptions used in pricing when the annuity was purchased and actuarial assumptions used in pricing at the time the actuarial gain is determined." Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

AFTER DEATH

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death.

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided by the Code (and any applicable regulations).

DEFINED BENEFIT PLANS

Under proposed income tax regulations published in April 2002, defined benefit plans may no longer automatically satisfy minimum distribution requirements through the purchase of a variable annuity. However, until the regulations are finalized, transitional rules apply

                                                                       C-PPA- 47
which may permit the purchase of certain variable annuities by defined benefit plans. It is not clear that any favorable transitional rules will apply to the Income Annuity. You should consult a tax advisor prior to purchasing the Income Annuity in connection with a defined benefit plan.

MANDATORY 20% WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your "eligible rollover distribution" to a traditional IRA or another eligible retirement plan.

Generally, income payments made on or after the required beginning date (as previously discussed in "Minimum Distribution Requirements") are not eligible rollover distributions. Additionally, payments under certain types of income annuities are not treated as eligible rollover distributions. We or your qualified plan administrator will notify you (or your spousal beneficiary) if an income payment or death benefit is an eligible rollover distribution.

C-PPA- 48

TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION

                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
SERVICES..................... ......................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES... ....     2
EARLY WITHDRAWAL CHARGE.............. ..............     2
EXPERIENCE FACTOR................. .................     2
VARIABLE INCOME PAYMENTS............. ..............     2
INVESTMENT MANAGEMENT FEES............ .............     5
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT............. .............     7
VOTING RIGHTS................... ...................     9
ERISA....................... .......................    10
TAXES....................... .......................    11
PERFORMANCE DATA................. ..................    22
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....   F-1
FINANCIAL STATEMENTS OF METLIFE.......... ..........  F-65

[PEANUTS GANG GRAPHIC]

                                                                       C-PPA- 49

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Income Annuity.

                                         Keogh, 401(a),
                         IRA             401(k), and
                         Income          403(a)              Non-Qualified
                         Annuities(1)    Income Annuities    Income Annuities
California...........    0.5%(2)         0.5%                2.35%
Maine................    --              --                  2.0%
Nevada...............    --              --                  3.5%
Puerto Rico..........    1.0%            1.0%                1.0%
South Dakota.........    --              --                  1.25%
West Virginia........    1.0%            1.0%                1.0%
Wyoming..............    --              --                  1.0%

----------------

(1) PREMIUM TAX RATES APPLICABLE TO IRA INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA INCOME ANNUITIES."

(2) WITH RESPECT TO INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.
(C)2003 METROPOLITAN LIFE INSURANCE COMPANY

                                                         [LUCY'S TAXES GRAPHICS]
C-PPA- 50

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and Met
    Investors Series Trust

[ ] American Funds Insurance Series

My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company P.O. Box 406904 Atlanta, GA 30384-6904

[METLIFE LOGO]                                                     PRSRT STD
                                                               U.S. Postage Paid
                                                                    METLIFE
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914